American Century Capital Portfolios, Inc. Prospectus Supplement Global Real Estate Fund

Supplement dated May 23, 2014 ■ Prospectus dated March 1, 2014

Replace all references to the FTSE EPRA/NAREIT Global Real Estate Index with FTSE EPRA/NAREIT Global Index in the performance chart and footnote on page 4.

Replace all references to the FTSE EPRA/NAREIT Global Real Estate Index with FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Real Estate Index Series on pages 3 and 6.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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